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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            May 15, 2003
                                                 -------------------------------


                          Bio-Lok International Inc.
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             (Exact name of registrant as specified in its charter)


             Delaware                33-24566-A                63-0317138
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 (State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)            file Number)             Identification No.)


             312 S. Military Trail, Deerfield Beach, Florida 33442
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                    (Address of Principal executive offices)


Registrant's telephone number, including area code        (954) 698 - 9998
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective May 13, 2003, the accounting firm of Weinberg & Company, P.A. of Boca Raton, Florida was withdrawn as the company's auditor. Effective May 15, 2003, Daszkal Bolton LLP of Boca Raton, Florida was appointed and retained by the Company's as its Auditor for the balance of the quarterly returns for 2003 and to complete the 2003 audit.

Per Regulation S-B, Item 304 (a) (1) the following is submitted:

         (i)      the former accountant was replaced;

         (ii) the accountant's report on the financial statements for the past year contained no adverse opinions or disclaimers of opinions, or was modified as to uncertainty, audit scope, or accounting principles;

         (iii) the change of accountant was not recommended by anyone but precipitated by the Board of Directors and the Company's Audit Committee's desire to engage new accountants. Effective 5/9/03 Bio-Lok International Inc. has retained the accounting firm of Daszkal Bolton LLP of Boca Raton, Florida as it new accountant.

         (iv) The Board of Directors and Chairman of the Audit Committee (an outside Director of the Company) recommended and approved the accounting change.

         (v)      (a)      there were no disagreements with the former
                           accountant; a copy of accountants letter is attached as Exhibit 16 (of item 304);

                  (b) no added requirements or requests were made by the accountant;


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FORM  8-K
May 15, 2003
page 2


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

         Exhibit 16 (of item 304) - Letter by Weinberg & Company, P.A. is attached hereto.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              BIO-LOK INTERNATIONAL INC.
                                              --------------------------
                                                   (Registrant)



Date     May 15, 2003                         /s/ Ingo K. Kozak
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                                                      (Signature)

                                              Director and CFO
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                                              Title